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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15 of the
                       Securities Exchange Act of 1934

                      Date of Report:  OCTOBER 15, 1996
              Date of Earliest Event Reported:  AUGUST 25, 1996



                         HOME SHOPPING NETWORK, INC.
           (Exact name of Registrant as specified in its charter)

                                  DELAWARE
               (State or other jurisdiction of incorporation)

           1-9118                                      59-2649518
  (Commission File Number)                (I.R.S. Employer Identification No.)


                           2501 118TH AVENUE NORTH
                        ST. PETERSBURG, FLORIDA 33716
                  (Address of principal executive offices)

     Registrant's telephone number, including area code:  (813) 572-8585
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ITEM 5.       OTHER EVENTS.

              As previously disclosed in a Current Report on Form 8-K, dated August 27, 1996, Home Shopping Network, Inc. (the "Company") has entered into an Agreement and Plan of Exchange and Merger (the "Merger Agreement"), dated as of August 25, 1996, by and among Silver King Communications, Inc. ("Silver King"), House Acquisition Corp., a subsidiary of Silver King, Liberty HSN, Inc., a subsidiary of Tele-Communications, Inc., and the Company pursuant to which, subject to the satisfaction of certain conditions, the Company will become a subsidiary of Silver King. The Merger Agreement is incorporated herein by reference.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

         Exhibits
         --------
         2.1         Agreement and Plan of Exchange and Merger by and among
                     Silver King Communications, Inc., House Acquisition
                     Corp., Home Shopping Network, Inc. and Liberty HSN, Inc.
                     as of August 25, 1996 (filed as Exhibit (c)(1) to Home
                     Shopping Network, Inc.'s Rule 13e-3 Transaction Statement
                     on Form 13E-3, dated October 10, 1996 (file No.
                     005-38755), which is included as Appendix B to the Joint
                     Proxy Statement filed as Exhibit (d)(1) thereto, and
                     incorporated herein by reference).





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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 1996


                                     HOME SHOPPING NETWORK, INC.
                                             (Registrant)



                                     By:   /s/ Kevin J. McKeon
                                        ---------------------------------------
                                        Name:   Kevin J. McKeon
                                        Title:  Executive Vice President,
                                                Chief Financial Officer and
                                                Treasurer





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